UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 4, 2021

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176

(State or other jurisdiction		(I.R.S. Employer
of incorporation)	(Commission File Number)	Identification Number)

100 Summer Street, Suite 2300
Boston, Massachusetts	02110

(Address of principal
executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	IRWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2021, Mark Mallon notified Ironwood Pharmaceuticals, Inc. (the “Company”) that he is resigning from his position as Chief Executive Officer and a member of the Company’s Board of Directors, in each case effective March 12, 2021 (the “Transition Date”). Upon the Transition Date, Thomas McCourt (age 63), who is the President of the Company, also will become the Company’s interim Chief Executive Officer and will serve as the Company’s principal executive officer. Julie McHugh, who is currently the Chairperson of the Board of Directors, will become Executive Chairperson of the Board of Directors upon the Transition Date and, in that capacity, will provide counsel and guidance to the Company’s senior leadership team through the transition in addition to her current responsibilities. Ms. McHugh will not become an employee of the Company in connection with her assuming the role of Executive Chairperson. Mr. Mallon’s resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Biographical information for Mr. McCourt is available in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2020, in connection with the Company’s 2020 annual meeting of stockholders, such information being incorporated herein by reference. There is no arrangement or understanding between Mr. McCourt and any other person pursuant to which Mr. McCourt was selected as the Company’s interim Chief Executive Officer or principal executive officer, effective on the Transition Date. There is no family relationship between Mr. McCourt and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. McCourt is not, and has not been since January 1, 2020, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about anticipated leadership transitions, including the expected date and duration thereof. Each forward-looking statement is subject to risks and uncertainties that could cause actual events to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that the leadership transitions do not occur as anticipated for any reason or on the expected timing and the risks listed under the heading “Risk Factors” and elsewhere in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020, and in the Company’s subsequent SEC filings. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: February 8, 2021	By:	/s/ Gina Consylman
		Name:	Gina Consylman
		Title:	Senior Vice President, Chief Financial Officer